UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

LEATT CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Kiepersol Drive, Atlas Gardens, Contermanskloof Road
 Durbanville, Western Cape, South Africa 7550
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: +27-21-557-7257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 31, 2025, Leatt Corporation (the "Company") was notified by Fitzgerald & Co., CPAs, P.C. ("Fitzgerald"), the Company's independent registered accounting firm, of Fitzgerald's resignation as the Company's auditor, and effective April 1, 2025, with the approval of the Audit Committee of the Company's Board of Directors, the Company engaged the accounting firm of M&K CPAs PLLC ("M&K") to take over Fitzgerald's audit responsibilities.

None of Fitzgerald's reports on the Company's financial statements for the fiscal years ended December 31, 2024 and 2023, or for the subsequent interim period prior to Fitzgerald's resignation on March 31, 2025, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. There have been (a) no disagreements between the Company and Fitzgerald on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Fitzgerald, would have caused Fitzgerald to make reference to the subject matter of such disagreement in its report and (b) no "reportable events" of the type described in Item 304(a)(1)(v) of Regulation S-B occurred during the two most recent fiscal years.

The Company provided Fitzgerald with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the "SEC") and requested that Fitzgerald furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Fitzgerald's letter, dated April 2, 2025, is filed as Exhibit 16 to this Current Report on Form 8-K, and is incorporated by reference herein.

During the Company's two most recent fiscal years and for the subsequent interim period prior to the engagement of M&K, neither the Company nor anyone on the Company's behalf has consulted with M&K regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by M&K on the Company's financial statements, and M&K did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue, or on any matter that was either the subject of a disagreement or a reportable event, including, without limitation, those issues and events stated in Item 304(a)(2) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Fitzgerald & Co., CPAs, P.C., dated March 28, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEATT CORPORATION

Dated: April 3, 2025	By:	/s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Fitzgerald & Co., CPAs, P.C., dated March 28, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).